UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): APRIL 15, 2005

                           AMERICAN VANTAGE COMPANIES
             (Exact name of registrant as specified in its charter)

               NEVADA                 0-10061                     04-2709807
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    (State or other jurisdiction    (Commission                 (IRS Employer
         of incorporation)          File Number)             Identification No.)

   4735 SOUTH DURANGO DRIVE - SUITE 105
            LAS VEGAS, NEVADA                                 89147
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 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (702) 227-9800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01. Other Events.

On April 15, 2005, American Vantage Companies issued a press release announcing that it will delay the filing of its Annual Report on Form 10-KSB ("Annual Report") for the year ended December 31, 2004, and currently anticipates filing its Annual Report by April 29, 2005. A copy of the press release is furnished as
Exhibit 99 to this report and is incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits.

            99.1  Press release dated April 15, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2005

                                       American Vantage Companies


                                       By:  /s/ Ronald J. Tassinari
                                            ------------------------------------
                                                  Ronald J. Tassinari
                                          President and Chief Executive Officer